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                                                                     Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 7 to the registration statement on Form N-1A ("Registration Statement") of our report dated February 18, 2002, relating to the financial statements and financial highlights which appears in the December 31, 2001 Annual Report to Shareholders of the PayPal Money Market Fund, a series of PayPal Funds, which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference to our report dated February 8, 2002 relating to the financial statements and financial highlights which appears in the December 31, 2001 Annual Report to Interestholders of the Money Market Master Portfolio, a portfolio of Master Investment Portfolio, which is also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Francisco, California
April 26, 2002
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                                                                     Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of PayPal Funds:

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We consent to the use of our report dated February 9, 2001 on the statement of assets and liabilities of PayPal Money Market Fund, a series of PayPal Funds, as of December 31, 2000, and the related statement of operations, statements of changes in net assets and financial highlights for each of the years or periods presented in the annual report, incorporated by reference in Post-Effective Amendment No. 6, to Registration Statement (No. 333-80205) on Form N-1A under the Securities Act of 1933.

We also consent to the use of our report dated February 9, 2001 on the statement of assets and liabilities, including the portfolio of investments, of Money Market Master Portfolio, a series of Master Investment Portfolio, as of December 31, 2000, and the related statement of operations, statements of changes in net assets and financial highlights for each of the years or periods presented in the annual report, incorporated by reference herein.

We also consent to the reference to our firm under the heading, "Financial Highlights" in the prospectus.

                                             /s/  KPMG LLP

Boston, Massachusetts
April 30, 2002